John Hancock Current Interest

John Hancock Money Market Fund (the fund)

Supplement dated August 10, 2020 to the current Prospectus, as may be supplemented

APPENDIX 1 – INTERMEDIARY SALES CHARGE WAIVERS to the fund’s prospectus is amended to include the following:

Robert W. Baird & Co. (Baird)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following contingent deferred sales charge (CDSC) waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

CDSC Waivers on Class A and Class C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.